Exhibit 10.65

LEASE TERMINATION AGREEMENT

This Lease Termination Agreement (this “Agreement”), dated as of January 31, 2002, by and between PENNSYLVANIA PLAZA ASSOCIATES, a District of Columbia limited partnership (“Landlord”), and M.O.C. OF MIAMI, LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H

A.            Landlord and Tenant are parties to a lease (the “Lease”) pursuant to which Tenant leases a portion of the retail space on the ground floor (the “Premises”) of the building located at 601 Pennsylvania Avenue, N.W., North Building, Washington, D.C. (the “Building”).

B.            Landlord and Tenant have agreed to bring the Term of the Lease to an end prior to its originally-scheduled expiration date.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained, Landlord and Tenant agree as follows:

1.             All terms contained in this Agreement shall, for the purposes hereof, have the same meanings ascribed to them in the Lease unless otherwise defined herein.

2.             The Lease is hereby modified to change the Expiration Date to January 31, 2002 (the “New Expiration Date”).

3.             Tenant expressly agrees to quit and vacate the Premises, to cause all other persons and entities in occupancy or claiming any right of occupancy or possession in the Premises, if any, to remove themselves therefrom and to deliver possession thereof vacant and free of tenancies or other occupancies in broom clean condition and otherwise in accordance with the terms of the Lease, all on the New Expiration Date.

4.             Tenant expressly warrants, represents and agrees that Tenant: (i) has not sublet the Premises, (ii) has not assigned Tenant’s interest in the Lease, (iii) has not permitted any persons except Tenant’s employees to occupy the Premises or any portion of the Premises, and (iv) otherwise has not encumbered the Premises or the Lease. Tenant further expressly warrants, represents and agrees that there are no persons or entities currently in possession or occupancy of the Premises and that delivery and possession of the Premises shall be made to landlord pursuant to this Agreement free of tenancies or other occupancies and all liens, encumbrances, rights or privileges of any kind or nature whatsoever.

5.             Tenant hereby grants, sells, transfers and delivers to Landlord all of Tenant’s right, title and interest in and to Tenant’s removable property (including, but not limited to, furniture (other than antiques) and kitchen equipment) located in the Premises, to have and to hold to Landlord and Landlord’s successors and assigns to their own use and behoof forever. Tenant expressly warrants, represents and agrees that (i) Tenant is the lawful owner of said Property, (ii) said Property is free of all liens, encumbrances, rights or privileges of any kind or nature whatsoever, (iii) Tenant has the right to transfer said Property as aforesaid and (iv) Tenant will warrant and defend said Property against the claims and demands of all persons.

6.             Tenant expressly warrants, represents and agrees to pay Fundamental Building Corp. (FBC) $35,000 for the satisfaction of certain rent abatements and cash payments made by Landlord to Tenant (as evidenced by certain promissory notes between the parties).

7.             The covenants, agreements, terms and conditions contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, and, except as otherwise provided in the Lease as hereby modified, their respective assigns.

8.             Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and the Lease, as so modified, is hereby in all respects ratified and confirmed.

9.             This Agreement may not be changed orally, but only by a writing signed by the party against whom the enforcement thereof is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

M.O.C. OF MIAMI, L.L.C.,
a Delaware limited liability company

By:	/s/ Eugene Zuriff, Manager
	Name:	Eugene Zuriff
	Title:	Manager

PENNSYLVANIA PLAZA ASSOCIATES
a District of Columbia limited partnership

By:	Yorkington Limited Partnership
Its General Partner

	By:	Lawrich Capital Corporation
Its General Partner

		By:	/s/ Richard Rubin
			Name:	Richard Rubin
			Title:	President